UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 23, 2009

THE AMACORE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27889	59-3206480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

485 North Keller Road, Suite 405, Maitland, Florida	32751
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 805-8900

________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2009 the Board of Directors of The Amacore Group, Inc. (the “Company”) adopted Amended and Restated Bylaws, effective as of that date.  In general, the Amended and Restated Bylaws expand and clarify many of provisions of the Bylaws by making relatively minor adjustments to the language of the Bylaws and by re-ordering certain provisions of the Bylaws.  In addition, a number of provisions were substantively modified and a number of new provisions were added.  The provisions substantively modified or changed as well as new substantive provisions are described below.

•	Where applicable, the Amended and Restated Bylaws were revised to add provisions allowing for the conduct of stockholder and Board and committee meetings by means of remote communication.

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Section 1.01 – A provision was added specifying that the Company must maintain a registered office in the State of Delaware, allowing the Board to designate such office and the Company’s registered agent and permitting the Board to establish other Company offices.

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Section 2.01 – Provisions were added allowing for the conduct of annual stockholders meetings by remote communication and allowing the Board to postpone any previously scheduled annual meeting prior to the time the meeting is scheduled to occur.

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Section 2.02 – The ability of stockholders to call special meetings of stockholders was eliminated so that only the Board of Directors, Chairman or Chief Executive may call a special meeting of stockholders.  The provisions regarding special meetings of stockholders now provide that only business specified in the applicable notice of the meeting may be conducted at any special meeting of stockholders.

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Section 2.03 – Additional detail was added with respect to notice required for stockholder meetings, including provisions with respect to stockholders attending stockholder meetings by remote communication.  Provisions were added clarifying that if a stockholder attends a stockholder meeting, other than for the express purpose of objecting to the meeting, such stockholder will be deemed to have waived any objection that the meeting was not lawfully called or convened.  A provision was also added stating that any stockholder waiving notice of a stockholders meeting shall be bound by the proceedings in all respects as if due notice of the meeting had been given.

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Section 2.04 – A provision was added clarifying that the stockholders (by vote) or the chairman of a stockholders meeting may adjourn a stockholders meeting at which a quorum is not present, but also providing that no other business may be transacted.  In addition, a provision was added providing that stockholders at a duly called or convened meeting at which a quorum is present may continue to transact business at such meeting, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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Section 2.05 – Provisions were added providing that, subject to any contrary provisions in any applicable statute, the Company’s bylaws or certificate of incorporation, where a separate vote by a class, classes or series is required, a majority of the outstanding shares of such class, classes or series, present in person, by proxy or remote communication shall constitute a quorum and that the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class, classes or series present shall be the act of such class, classes or series.  The power to require that voting at stockholders meetings be conducted by written ballot was given to the Board and the officer presiding at the stockholders meeting (rather than just the chairman of the meeting).

•	Provisions specifying the manner in which proxies are required to be given were eliminated.

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Section 2.06 – The ability of the stockholders to require the chairman of the meeting to appoint inspectors of election if any inspector appointed by the Board fails to appear or act at a stockholders meeting has been eliminated.  In addition, a provision was added prohibiting any director or candidate for the office of director from acting as an inspector.  The duties of the inspector were also revised to clarify certain duties and add other duties.  Inspectors were given the ability to appoint others to assist the inspectors.

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Section 2.07 – New provisions were added specifying the manner in which stockholders meetings are to be conducted, including provisions allowing the Board to adopt rules and regulations for the conduct of stockholders meetings, and allowing the chairman of the meeting to adopt rules and regulations with respect to the conduct of stockholders meetings.  In addition, the Bylaws do not now specifically allow for a Vice Chairman or President to preside at stockholders meetings, although the Board retains the power to designate any officer to preside at stockholders meetings.

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Section 2.08 – The provisions regarding making the list of stockholders available in connection with stockholders meetings were revised to provide that such list may be made available on a reasonably accessible electronic network or at the principal place of business of the Company (rather than at the place or in the city at which the stockholder meeting is to be held).  The Bylaws provide that the Company is not obligated to provide electronic mail or other electronic contact information on the list of stockholders.  A provision was added specifying that the Company’s stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, stockholder list or the books of the Company or to vote at any meeting of the stockholders.

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Section 2.10 – The provisions regarding adjournment of stockholders meetings were revised to provide that stockholders meetings may be adjourned by the chairman of the meeting or by a stockholder majority vote.

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Section 2.11 – Provisions were added specifying that only business as shall have been properly brought before an annual meeting of stockholders shall be conducted at an annual meeting.  Provisions were also added specifying the manner in which stockholders may properly bring business before an annual meeting and limiting such business to matters which are proper under the Delaware General Corporation Law and other applicable law.

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Section 3.01 – The powers of the Board of Directors were clarified to include management of the business, affairs and property of the Company and permitting the Board to exercise all powers of the Company and to do all lawful acts and things not by statue, regulation, or the Company’s Certificate of Incorporation or Bylaws directed or required to be done by the stockholders.

•	Section 3.02 - The number of directors was set at no more than four. Previously, the Bylaws did not provide a limitation on the number of directors.

•	Section 3.03 - A provision was added requiring that all directors be at least 21 years of age and providing that they need not be stockholders.

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Section 3.05 – Provisions were added specifying the manner in which nominations of persons for election to the Board at the annual meeting of stockholders may be made.  Generally, the provisions provide that nominations may be made by or at the direction of the Board or a committee of the Board or by stockholders.  The Bylaws now set forth procedures with respect to nominations by stockholders, including provisions regarding advance notification, information regarding the proposed nominee and the stockholder making the nomination that must be supplied, and certain representations and consents that must be provided.

•	Section 3.06 – The list of officers to whom a resignation of a Director may be submitted was revised to eliminate the Vice Chairman.

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Section 3.08 – The provisions relating the director vacancies were modified to provide that stockholders may fill vacancies on the Board (including those created by an increase in the size of the Board) only if the Board so determines by resolution.

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Section 3.09 – The notice requirement for special Board meetings was reduced from three days for mail or 24 hours by telephone or fax to two hours.  The provision limiting business to be conducted at special Board meetings to the business set forth in the applicable notice was eliminated.

•	The provisions providing for a presiding officer at Board meetings and providing for a secretary to take minutes were eliminated.

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Section 3.11 – The provisions relating to committees of the Board were revised to clarify certain limitations on the authority that may be delegated to or exercised by Committees.  Provisions regarding the conduct of committee meetings were also revised.  The provision requiring committees to report to the full Board at the next Board meeting was modified to provide that such reporting must be made when required.

•	Section 3.12 – Provisions were added allowing for consents of Board members to be submitted by electronic transmission.

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Section 3.13 – The provisions regarding compensation to and reimbursement of expenses of Board members were clarified to provide that compensation and expense reimbursement may be provided to Board members if approved by a resolution of the Board and to specifically provide that a fixed sum may be paid as compensation and/or expense reimbursement in connection with Board or committee meetings.

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The provisions regarding voting and quorum relating to transactions or agreements in which one or more directors may be interested, which provisions paralleled the applicable provisions of the Delaware General Corporation Law, were eliminated.

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Section 4.01 - The provisions relating to the appointment of officers were revised to add certain clarifying provisions, to eliminate certain ministerial provisions, to amend the list of specifically-identified officers that may be appointed and delegating to the Chief Executive Officer to the power to appoint officers provide that such officers do not have a title higher than Vice-President.

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Sections 4.02 – 4.06 – The provisions specifying the duties of certain officers were amended to revise the duties and add additional clarifying provisions with respect to officers previously identified in the Company’s Bylaws.  In addition, provisions specifying the duties of Assistant Treasurers and Assistant Secretaries were added.

•	Section 4.11 – A provision specifically allowing the Board to delegate the duties of any officer in the event of the officer’s disability or refusal to perform his duties.

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Section 4.12 – The provisions relating to the resignation of officers were revised and to reduce the number of officers to whom resignations may be tendered.  In addition, a provision was added stating that any such resignation shall be without prejudice to any rights the Company may have under any contract with the resigning officer.

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Section 4.13 – The provisions regarding removal of officers was revised to provide that the only officers that may remove other officers from office (other than the Chairman of the Board) is the Chief Executive Officer) and any other office to whom such power may have been delegated by the Board.

•	The provision allowing the Board to fix the salaries of officers, or to delegate such authority to the Chairman or the President to fix such salaries, was eliminated.

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Section 5.01 – The provisions relating to certificates for stock were revised to, among other things, provide that the Board may appoint one or more transfer agents or registrars and may require that certificates be countersigned or registered by one or more of such transfer agents and/or registrars.

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Section 5.02 – The provisions relating to the transfer of shares of stock were revised to add certain clarifying provisions and to provide that the Board shall have the power and authority to make such rules and regulations as it may deem necessary with respect to the issue, transfer and registration of certificates for shares of stock.  A provision was also added specifying that if shares are being transferred as collateral security only, the entry of the transfer shall so indicate only if both the transferor and transferee request the Company to do so.

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Section 5.03 – The provisions regarding posting a bond with respect to a lost, stolen, destroyed or mutilated certificate were revised to clarify that the Board (rather than the Company) has the power to require that a bond be posted, and providing the amount of the Bond is to be at the Board’s discretion, but not in excess of two time the value of the stock.

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Section 5.04 – A provision was added to clarify that the Company is entitled to treat the record holder of shares of stock as the holder and that the Company is not bound to recognize any equitable or other claim to or interest in the shares on the part of any other person.

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Section 5.05 and 5.06 – The provisions relating to the record date for stockholder meetings, dividends and stockholder consents were revised to add additional clarification.  In addition, provisions were added to clarify the manner in which written consents must be tendered and the effectiveness of written consents.  Provisions specifying the manner in which dividends may be paid were also added.

•	Section 5.07 – A provision was added giving the Company the discretion to issue fractional shares.

•	Section 6.01 and Section 6.02 – Provisions were added permitting notice to be sent, and waiver of notice to be given, by electronic transmission.

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Article VII – The provisions regarding amendments to the Bylaws were modified to require that any notice of a Board meeting at which an amendment (or repeal) of any Bylaw is to be considered must contain notice of such proposed amendment or repeal, including the text thereof and/or any proposed resolution.  The provisions relating to amendments by the stockholders were revised to require that, any repeal or amendment, or adoption of any provisions inconsistent with, certain specified Bylaws require approval by not less than 2/3 of the shares entitled to vote at a duly called meeting of the stockholders.

•	Section 8.01 – Additional provisions were added with respect to the design of the Company’s corporate seal.

•	Section 8.02 – The provision relating to the Company’s fiscal year was modified to permit the Board to designate any 12 consecutive month period as the Company’s fiscal year.

•	Section 8.03 – Provisions were added regarding the keeping of corporate funds and the execution of checks or other orders for the payment of money.

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Section 8.04 – Provisions were added providing the certain officers have the power to sign and execute on behalf of the Company contracts, deeds, conveyances and other documents requiring execution by the Company.

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Section 8.05 – The provisions regarding the voting of shares in other corporations held by the Company were revised to eliminate Vice Presidents from the list of officers that may vote such shares.  However, the Board did maintain the right to designate officers that may vote shares of other corporations held by the Company.  A provision was also added permitting such specified officers or persons to exercise, on behalf of the Company, all other powers incident to the ownership of shares in other corporations.

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Section 8.06 – A provision was added proving that the provisions of the Bylaws are severable so that the illegality or unenforceability of any provision will not affect any other provision of the Bylaws.

•	Section 8.07 – A provision was added explicitly stating that the Bylaws are subject to the Company’s certificate of incorporation, the Delaware General Corporation Law and other applicable law.

•	Section 8.08 – A provision was added allowing for the adoption of emergency bylaws in certain limited circumstance.

The foregoing description is only a summary of substantive changes and additions to the Company’s Amended and Restated Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 3.2 Bylaws of The Amacore Group, Inc., amended and restated as of June 23, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2009	THE AMACORE GROUP, INC.
(Registrant)
By: /s/ Jay Shafer
Jay Shafer
Chief Executive Officer

EXHIBIT INDEX

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit	Description
3.2	Bylaws of The Amacore Group, Inc., amended and restated as of June 23, 2009.